Exhibit 21

Subsidiaries of Preferred Apartment Communities, Inc.

Name	Jurisdiction of Formation

360 Forsyth Lending, LLC	Delaware
360 Ft. Myers Lending, LLC	Delaware
360 Ft Myers Capital Lending, LLC	Delaware
525 Avalon Park, LLC	Delaware
Altman Pasco Capital Lending, LLC	Delaware
Altman Pasco Lending, LLC	Delaware
Barclay Crossing, LLC	Delaware
Berryessa Lending, LLC	Delaware
Bristol Birmingham Lending, LLC	Delaware
CDP Duval Lending, LLC	Delaware
Claiborne Crossing, LLC	Delaware
Deltona Landing, LLC	Delaware
Haven Campus Communities Kennesaw Member, LLC	Georgia
Haven Campus Communities Kennesaw, LLC	Delaware
Haven Charlotte Capital Lending, LLC	Delaware
Haven Charlotte Lending, LLC	Delaware
Main Street Apartment Homes, LLC	Maryland
Main Street Baldwin, LLC	Delaware
Main Street Stone Creek, LLC	Delaware
Manassas Mezzanine Lending, LLC	Georgia
Mulberry Alexandria Lending, LLC	Delaware
Mulberry Alexandria Capital Lending, LLC	Delaware
New Market - Anderson, LLC	Delaware
New Market - Brawley, LLC	Delaware
New Market - Castleberry, LLC	Delaware
New Market - Champions, LLC	Delaware
New Market - Cherokee, LLC	Delaware
New Market - Conway, LLC	Delaware
New Market - Crossroads, LLC	Delaware
New Market - Cumming, LLC	Delaware
New Market - East Gate, LLC	Delaware
New Market - Fairview, LLC	Delaware
New Market - Furys Ferry, LLC	Delaware
New Market - Gallatin, LLC	Delaware
New Market - Gayton, LLC	Delaware
New Market - Governors, LLC	Delaware
New Market - Heritage, LLC	Delaware
New Market - Hollymead, LLC	Delaware
New Market - Irmo, LLC	Delaware
New Market - Maynard, LLC	Delaware

New Market - Neapolitan, LLC	Delaware
New Market - Oak Park, LLC	Delaware
New Market - Overlook, LLC	Delaware
New Market - Parkland, LLC	Delaware
New Market - Parkland Outparcel, LLC	Delaware
New Market - Plano, LLC	Delaware
New Market Properties, LLC	Maryland
New Market - Rockbridge, LLC	Delaware
New Market - Rosewood, LLC	Delaware
New Market - Royal Lakes, LLC	Delaware
New Market -RW, LLC	Delaware
New Market - Sandy Plains, LLC	Delaware
New Market - Southgate, LLC	Delaware
New Market - Summit Point, LLC	Delaware
New Market - Thompson Bridge, LLC	Delaware
New Market - University Palms, LLC	Delaware
New Market - Victory Village, LLC	Delaware
New Market - Wade Green, LLC	Delaware
New Market - West Town, LLC	Delaware
New Market - Woodmont, LLC	Delaware
Newport Bishop Lending, LLC	Delaware
Newport Morosgo Lending, LLC	Delaware
Newport Morosgo Capital Lending, LLC	Delaware
NMP Kingwood Glen, LLC	Delaware
Oxford Brentwood Lending, LLC	Delaware
Oxford Brentwood Capital Lending, LLC	Delaware
Oxford City Vista Development, LLC	Georgia
Oxford City Vista Apartments, LLC	Delaware
Oxford Gateway Lending, LLC	Delaware
Oxford Gateway Capital Lending, LLC	Delaware
Oxford Kingson Lending, LLC	Delaware
Oxford Kingson Capital Lending, LLC	Delaware
PAC Adara, LLC	Delaware
PAC Aldridge at Town Village, LLC	Delaware
PAC Brookwood Center, LLC	Delaware
PAC Carveout, LLC	Delaware
PAC Citilakes, LLC	Delaware
PAC Citrus Village, LLC	Delaware
PAC Citypark View, LLC	Delaware
PAC City Park View II, LP	Delaware
PAC City Vista Apartments, LLC	Delaware
PAC Creekside, LLC	Delaware
PAC Crosstown Walk, LLC	Delaware
PAC Cypress, LLC	Delaware
PAC Dawson Lending, LLC	Delaware
PAC Finance, LLC	Maryland

PAC Founders Village, LLC	Delaware
PAC Galleria 75, LLC	Delaware
PAC Galleria 75 II, LLC	Delaware
PAC Green Park, LLC	Delaware
PAC Greenstone Augusta Lending, LLC	Delaware
PAC Hidden River, LLC	Delaware
PAC Lending, LLC	Delaware
PAC Lenox, LLC	Delaware
PAC Lenox Regent, LLC	Delaware
PAC Lenox Retreat, LLC	Delaware
PAC Lenox Village, LLC	Delaware
PAC Luxe, LLC	Delaware
PAC MBS, LLC	Delaware
PAC Midlothian, LLC	Delaware
PAC ML04, LLC	Delaware
PAC Naples, LLC	Delaware
PAC NC GP, LLC	Delaware
PAC Overlook at Crosstown Walk, LLC	Delaware
PAC Overton Rise, LLC	Delaware
PAC Northpointe, LLC	Delaware
PAC Reserve at Summit Crossing, LLC	Delaware
PAC Retreat at Greystone, LLC	Delaware
PAC Sarasota, LLC	Delaware
PAC Sorrel, LLC	Delaware
PAC Sorrel II, LLC	Delaware
PAC Summit Crossing, LLC	Georgia
PAC Summit Crossing II, LLC	Delaware
PAC Vestavia, LLC	Delaware
PAC Vineyards, LLC	Delaware
PACOP Special Member, Inc.	Delaware
Parkway Centre, LLC	Delaware
Parkway Town Centre, LLC	Delaware
PCC College Station, LLC	Delaware
PCC Lubbock, LLC	Delaware
PCC Orlando, LLC	Delaware
PCC Stadium Village, LLC	Delaware
PCC Tallahassee, LLC	Delaware
PCC Tempe, LLC	Delaware
PCC Waco, LLC	Delaware
POP 150 Fayetteville, LP	Delaware
POP 150 GP, LLC	Delaware
POP 3 Ravinia, LLC	Delaware
POP 8 West Construction Lending, LLC	Delaware
POP 8 West Mezzanine Lending, LLC	Delaware
POP Armour Yards, LLC	Delaware
POP Capitol Towers, LP	Delaware

POP Carveout, LLC	Delaware
POP NC GP, LLC	Delaware
POP Westridge, LLC	Delaware
Powder Springs-Macland Retail, LLC	Delaware
Preferred Apartment Communities Operating Partnership, L.P.	Delaware
Preferred Campus Communities, LLC	Maryland
Preferred Office Properties, LLC	Maryland
Salem Cove, LLC	Delaware
SE Grocery LLC	Delaware
Spring Hill Plaza, LLC	Delaware
Starkville Mezzanine Lending, LLC	Georgia
Stoneridge Farms Hunt Club, LLC	Delaware
Stone Rise Apartments, LLC	Delaware
Sunbelt Retail, LLC	Delaware
Sweetgrass Corner, LLC	Delaware
TP Kennesaw Lending, LLC	Delaware
TP Kennesaw II Lending, LLC	Delaware
TP Kennesaw Capital Lending, LLC	Delaware
WAM McNeil Ranch, LLC	Delaware
Woodstock Crossing Center, LLC	Georgia